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                                                                   EXHIBIT 10.18





                                 FIRST AMENDMENT

                                       TO

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                      Among

                           QUEEN SAND RESOURCES, INC.,
                             a Delaware corporation,
                                  as Guarantor,

                           QUEEN SAND RESOURCES, INC.,
                              a Nevada corporation
                                  as Borrower,


                                BANK OF MONTREAL,
                                    as Agent,

                                       and

                          The Lenders Signatory Hereto


                          Effective as of July 1, 1998







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            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
(this "First Amendment") executed effective as of the 1st of July, 1998 (the "Effective Date") is among QUEEN SAND RESOURCES, INC., a Delaware corporation ("QSRD"), QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Nevada (the "Borrower"); NORTHLAND OPERATING CO., a Nevada corporation ("Northland"), CORRIDA RESOURCES, INC., a Nevada corporation ("Corrida"), each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and BANK OF MONTREAL, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         A. QSRD, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 17, 1998 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

         B. The Borrower has requested and the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

         C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this First Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

         Section 2. Amendments to Credit Agreement.

         2.1 Amendments to Section 1.01.

         (a) The definitions of "Agreement" and "Revolving Credit Termination Date" are hereby amended to read as follows:

                  "Agreement" shall mean this Credit Agreement, as amended by the First Amendment and as further amended from time to time.

                  "Revolving Credit Termination Date" shall mean, unless the Commitments are sooner terminated pursuant to Sections 2.03(b) or 10.02 hereof, April 16, 1999.

         (b) The following definitions are hereby added where alphabetically appropriate:




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                  "First Amendment" shall mean that certain First Amendment to
         Amended and Restated Credit Agreement dated as of July 1, 1998 among the Obligors, the Agent and the Lenders.

                  "First Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the First Amendment.

                  "Senior Indenture" shall mean the Indenture, dated as of the First Amendment Effective Date, among QSRD, as issuer, the Borrower, Northland and Corrida, as initial subsidiary guarantors, and Harris Trust & Savings Bank, as trustee, pursuant to which the Senior Notes, if any, are to be issued with terms substantially similar to those contained in the Senior Note Offering Memorandum.

                  "Senior Indenture Indebtedness" shall mean the Senior Notes, the guarantees thereof and any other Indebtedness of any Obligor under the Senior Indenture, together with any refinancings thereof permitted by the terms of Section 9.22(a).

                  "Senior Note Documents" shall mean the collective reference to the Senior Notes, the Senior Indenture, the Senior Note Offering Memorandum and each agreement, instrument and document delivered in connection therewith or relating thereto.

                  "Senior Note Offering Memorandum" shall mean the Offering Memorandum, dated June 30, 1998, related to the issuance of the Senior Notes, as amended or supplemented from time to time.

                  "Senior Notes" shall mean the 12-1/2% $125,000,000 Senior Notes due 2008 of QSRD issued pursuant to the Senior Indenture.

         2.2 Section 2.08. The last sentence of Section 2.08(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         During the period from and after the First Amendment Effective Date until the first Redetermination Date to occur after the First Amendment Effective Date, unless redetermined pursuant to Section 2.08(d) or adjusted pursuant to Sections 2.08(c), 8.08(b) or 9.15, the amount of the Borrowing Base shall be $25,000,000.

         2.3 Section 6.02. Section 6.02 is hereby amended to add the following new paragraph which reads in its entirety as follows:

                  CERTIFICATE REGARDING INCURRENCE OF DEBT UNDER SENIOR INDENTURE. The obligation of the Lenders to make Loans to the Borrower or of the Agent to issue Letters of Credit in an aggregate amount in excess of $35,000,000 is subject to the further condition precedent that QSRD deliver a certificate from an authorized officer, in form and substance reasonably satisfactory to the Agent, certifying that,


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         as of the date of incurrence, QSRD and the Borrower are permitted to incur such Indebtedness under the Senior Indenture (because either (i) such Indebtedness will constitute "Permitted Indebtedness" under the Senior Indenture or (ii) such Indebtedness may be incurred without violation of the then applicable Consolidated Interest Coverage Ratio set forth in the Senior Indenture) and setting forth in reasonable detail calculations to support the certification.

         2.4 Section 8.12. Section 8.12 is hereby deleted in its entirety.

         2.5 Section 9.1. Section 9.1(k) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (k) Debt of QSRD and its Subsidiaries, including the Borrower, incurred pursuant to (i) the Senior Note Documents and (ii) any subsequent Hi- Yield Offering; provided that (A) such Debt under this
         Section 9.01(k)(ii) is issued on terms reasonably satisfactory to the Majority Lenders with respect to principal amount, maturity, interest rate, covenants and, if applicable, subordination language, and (B) in connection with the issuance of any such Debt under this Section 9.01(k)(ii), the Lenders may cause the Borrowing Base to be redetermined.

         2.6 Section 9.22. Sections 9.22(a), (b), (c) and (f) are hereby deleted in their entirety and the following is inserted in lieu thereof:

                  (a) QSRD and the Borrower shall not, and shall not permit any Subsidiary to, amend, supplement or modify any Senior Note Document or repay the principal of, or make any other payment in relation to, the Senior Notes; provided, so long as no Borrowing Base deficiency then exists under Section 2.07(c) and Default or Event of Default has occurred and is continuing, the foregoing shall not prohibit (i) the payment of interest on the Senior Notes, or (ii) the repayment of the Senior Notes with the proceeds of any refinancing thereof (provided that such refinancing Debt is on terms substantially similar to the Senior Notes).

                  (b) Omitted.

                  (c) Omitted.

                  (f) Omitted.

         Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Agent in form and substance:

         3.1 Loan Documents. The Agent shall have received multiple counterparts as requested of this First Amendment.


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         3.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

         3.3 Issuance of Senior Notes. The Senior Notes shall have been issued and purchased by the initial holder(s) thereof as contemplated in the Senior Note Offering Memorandum.

         3.4 Repayment of Bridge Loans. The Agent shall have received evidence that all outstanding principal, accrued and unpaid interest and other fees and compensation owed in connection with the Bridge Loans shall have been paid in full.

         Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date; and (b) that after giving effect to this First Amendment and to the transactions and waivers contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

         Section 5. Miscellaneous.

         5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

         5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under its respective Guaranty Agreement, if applicable, and the other Security Instruments to which it is a party and agrees that its respective Guaranty Agreement, if applicable, and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

         5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.



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         5.6 Approval of Senior Notes; Hedging Program. Each Lender hereby acknowledges its satisfaction with the terms of the Senior Notes as described in the Senior Note Offering Memorandum. Each Lender hereby further acknowledges its satisfaction with the hedging program which the Borrower has put in place and that such program satisfies the requirements of Section 8.11 of the Credit Agreement.

                          [SIGNATURES BEGIN NEXT PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:                QUEEN SAND RESOURCES, INC., a Nevada corporation


                              By: /s/   ROBERT P. LINDSAY
                                 -------------------------------------------
                                       Robert P. Lindsay
                                       Vice President


                              By: /s/   EDWARD J. MUNDEN
                                 -------------------------------------------
                                       Edward J. Munden
                                       President


QSRD:                   QUEEN SAND RESOURCES, INC., a Delaware corporation


                              By: /s/   ROBERT P. LINDSAY
                                 -------------------------------------------
                                       Robert P. Lindsay
                                       Chief Operating Officer


                              By: /s/   EDWARD J. MUNDEN
                                 -------------------------------------------
                                       Edward J. Munden
                                       President


GUARANTORS:              NORTHLAND OPERATING CO.


                              By: /s/   ROBERT P. LINDSAY
                                 -------------------------------------------
                                       Robert P. Lindsay
                                       Vice President


                              By: /s/   EDWARD J. MUNDEN
                                 -------------------------------------------
                                       Edward J. Munden
                                       President

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                         CORRIDA RESOURCES, INC.


                              By: /s/   ROBERT P. LINDSAY
                                 -------------------------------------------
                                       Robert P. Lindsay
                                       Vice President


                              By: /s/  EDWARD J. MUNDEN
                                 -------------------------------------------
                                      Edward J. Munden
                                      President


         AGENT:          BANK OF MONTREAL, as Agent


                              By: /s/   ROBERT L. ROBERTS
                                 -------------------------------------------
                                       Robert L. Roberts
                                       Director, U.S. Corporate Banking


         LENDER:         BANK OF MONTREAL


                              By: /s/   MELISSA A. BAUMAN
                                 -------------------------------------------
                                       Melissa A. Bauman
                                       Director, U.S. Corporate Banking


                         SOCIETE GENERALE, SOUTHWEST AGENCY


                              By: /s/   MARK A. COX
                                 -------------------------------------------
                                       Mark A. Cox
                                       Director


                         ENRON CAPITAL & TRADE RESOURCES CORP.


                              By: /s/   STEVEN M. EMSHOFF
                                 -------------------------------------------
                                       Steven M. Emshoff
                                       Agent and Attorney-in-fact





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                         JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED
                         PARTNERSHIP

                         By:      Enron Capital Management II Limited
                                  Partnership, its sole general partner

                                  By:  Enron Capital II Corp., its sole
                                       general partner

                                  By: /s/   STEVEN M. EMSHOFF
                                     ---------------------------------------
                                           Steven M. Emshoff
                                           Agent and Attorney-in-fact